UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 18, 2011

MAGELLAN HEALTH SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

55 NOD ROAD
AVON, CONNECTICUT	06001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 507-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

(b)

On May 20, 2011, Nancy L. Johnson, a director of Magellan Health Services, Inc. (the “Company”), resigned from the board.

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The annual meeting of shareholders of the Company (the “Meeting”) was held on May 18, 2011, in connection with which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934.  At the close of business on March 31, 2011, the record date for the Meeting, 32,084,635 shares of the Company’s common stock were issued, outstanding and entitled to vote.  At the Meeting 29,672,358 shares of the Company’s common stock were represented in person or by proxy.  Six proposals were scheduled and notice to be acted upon at the Meeting:  (i) to elect three directors to serve until the 2014 annual meeting and one nominee to serve until the 2013 annual meeting or until the election and qualification of their successors (“Proposal Number One”); (ii) to approve, in an advisory vote, the compensation of the Company’s named executive officers (“Proposal Number Two”); (iii) to determine, in an advisory vote, whether a stockholder vote to approve compensation of the Company’s  named executive officers should be held every one, two, or three years (“Proposal Number Three”); (iv) to approve the 2011 Management Incentive Plan (“Proposal Number Four”); (v) to approve the 2011 Employee Stock Purchase Plan (“Proposal Number Five”); and (vi) to ratify the appointment of Ernst & Young LLP as the Company’s independent accountants for the year 2011 (“Proposal Number Six”).

At the Meeting, three members of the board (William J. McBride, Robert M. Le Blanc and William D. Forrest) were nominated for election to serve three year terms until the Company’s 2014 annual meeting or until the election and qualification of their successors were elected, and one nominee (Barry M. Smith) was nominated to serve a two year term until the Company’s 2013 annual meeting or until the election and qualification of his successor was elected.  The vote with respect to each such nominee was as follows:

Nominee	For	Withheld	Broker Non-Votes
William J. McBride	28,798,247	139,782	734,329
Robert M. Le Blanc	28,035,020	903,009	734,329
William D. Forrest	28,050,156	887,873	734,329
Barry M. Smith	28,840,597	97,432	734,329

Other directors whose terms of office continued after the Meeting are: Michael S. Diament, Nancy L. Johnson, René Lerer, M.D., Eran Broshy and Michael P. Ressner.

Proposal Number Two was adopted with 20,715,865 shares voted for, 7,193,335 shares voted against, 1,028,829 shares abstaining and 734,329 broker non-votes.

The vote regarding Proposal Number Three was: One Year: 22,227,520; Two Years: 45.203; Three Years: 5,621,500, abstaining 1,043,806 and 734,329 broker non-votes.

Proposal Number Four was adopted with 21,297,507 shares voted for, 6,612,675 shares voted against, 1,027,847 shares abstaining and 734,329 broker non-votes.

Proposal Number Five was adopted with 26,157,813 shares voted for, 1,753,642 shares voted against, 1,026,574 shares abstaining and 734,329 broker non-votes.

Proposal Number Six was approved with 29,392,044 shares voted for, 278,106 shares voted against, and 2,208 shares abstaining.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH SERVICES, INC.

Date: May 20, 2011	By:	/s/ Jonathan N. Rubin
Name: Jonathan N. Rubin
Title: Executive Vice President and Chief Financial Officer